PROSPECTUS SUPPLEMENT

                               THE DLB FUND GROUP

                      DLB GLOBAL SMALL CAPITALIZATION FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                      DLB STEWART IVORY INTERNATIONAL FUND

         Supplement dated May 3, 2000 to Prospectus dated April 28, 2000


         Babson-Stewart Ivory International ("BSII") has informed The DLB Fund Group (the "Trust") that Colonial Limited ("Colonial") has agreed to merge with The Commonwealth Bank of Australia ("Commonwealth Bank"). Colonial is the indirect parent of Stewart Ivory & Company (International) Ltd. ("International"), one of two general partners of BSII, which is the sub-adviser to the DLB Global Small Capitalization Fund, the DLB Stewart Ivory Emerging Markets Fund and the DLB Stewart Ivory International Fund, (the "Funds"). The acquisition by Commonwealth Bank of Colonial's voting securities (the "Acquisition") is expected to occur on or after June 13, 2000.

         Consummation of the Acquisition, which is subject to a number of conditions, including shareholder approval and regulatory and judicial approvals in Australia, will result in the termination of the sub-advisory agreements between David L. Babson and Company Incorporated ("Babson"), the investment manager to each series of the Trust, and BSII with respect to each of the Funds. It is expected that the Trustees of The DLB Fund Group will meet before completion of the Acquisition to consider the approval of both the interim sub-advisory agreements and new sub-advisory agreements between BSII and Babson. Both the interim and new sub-advisory agreements between BSII and Babson are expected to be substantially similar to the current agreements.